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                                                                  EXECUTION COPY



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                         RECEIVABLES PURCHASE AGREEMENT


                                 by and between


                     WORLD OMNI FINANCIAL CORP., as Seller,


                                       and


                 WORLD OMNI AUTO RECEIVABLES, LLC, as Purchaser


                          Dated As of December 13, 2001



================================================================================

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
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                                TABLE OF CONTENTS                       Page No.

ARTICLE I Certain Definitions..............................................    1

ARTICLE II Conveyance of Receivables ......................................    3
      SECTION 2.01  Conveyance of Receivables .............................    3
      SECTION 2.02  Purchase Price ........................................    3
      SECTION 2.03  Intention of Parties ..................................    3
      SECTION 2.04  The Closing ...........................................    4

ARTICLE III Representations and Warranties ................................    4
      SECTION 3.01  Representations and Warranties of the Purchaser .......    4
      SECTION 3.02  Representations and Warranties of the Seller ..........    5

ARTICLE IV Conditions .....................................................    6
     SECTION 4.01   Conditions to Obligation of the Purchaser .............    6
     SECTION 4.02   Conditions to Obligation of the Seller ................    7

ARTICLE V Covenants of the Seller .........................................    7
     SECTION 5.01   Protection of Right, Title and Interest ...............    7
     SECTION 5.02   Other Liens or Interests ..............................    8
     SECTION 5.03   Indemnification .......................................    8

ARTICLE VI Miscellaneous Provisions .......................................    9
     SECTION 6.01   Obligations of Seller .................................    9
     SECTION 6.02   Repurchase Events .....................................    9
     SECTION 6.03   Purchaser Assignment of Repurchased Receivables .......    9
     SECTION 6.04   The Trust .............................................    9
     SECTION 6.05   Amendment .............................................    9
     SECTION 6.06   Accountants' Letters ..................................   10
     SECTION 6.07   Waivers ...............................................   10
     SECTION 6.08   Notices ...............................................   10
     SECTION 6.09   Costs and Expenses ....................................   10
     SECTION 6.10   Representations of the Seller and the Purchaser .......   10
     SECTION 6.11   Confidential Information ..............................   11
     SECTION 6.12   Headings and Cross-references .........................   11
     SECTION 6.13   GOVERNING LAW .........................................   11
     SECTION 6.14   Counterparts ..........................................   11
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                                       i

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                         RECEIVABLES PURCHASE AGREEMENT

                  This RECEIVABLES PURCHASE AGREEMENT dated as of December 13,
2001 (as amended from time to time, this "Agreement"), is between World Omni
Financial Corp., a Florida corporation, and World Omni Auto Receivables LLC, a
Delaware limited liability company.

                  WHEREAS, in the regular course of its business, World Omni
Financial Corp. has originated and purchased from motor vehicle dealers certain motor vehicle retail installment sale contracts secured by new and used automobiles and light-duty trucks;

                  WHEREAS, World Omni Auto Receivables LLC wishes to purchase the Receivables (as hereinafter defined) and to transfer the Receivables to World Omni Auto Receivables Trust 2001-B (the "Trust"), which will issue and transfer to World Omni Auto Receivables LLC the $151,000,000 Class A-1, 1.97125%
Asset-Backed Notes, Series 2001-B (the "Class A-1 Notes"), the $225,000,000
Class A-2, 2.80% Asset-Backed Notes, Series 2001-B (the "Class A-2 Notes"), the
$203,000,000 Class A-3, 3.79% Asset-Backed Notes, Series 2001-B (the "Class A-3
Notes"), the $174,875,000 Class A-4, 4.49% Asset-Backed Notes, Series 2001-B
(the "Class A-4 Notes") and the $48,900,000 Class B, 4.14% Asset-Backed Notes,
Series 2001-B (the "Class B Notes" and, together with the Class A-1 Notes, the
Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, the "Notes"), with the interest and principal payments on the Notes to be secured by the Receivables, and issue and transfer to the Purchaser the Certificates representing fractional undivided interests in the property of the Trust including the Receivables, subject to the rights of the Indenture Trustee on behalf of the Noteholders;

                  WHEREAS, World Omni Financial Corp. has agreed to make certain representations and warranties relating to the Receivables and to pay certain expenses and amounts with respect hereto; and

                  WHEREAS,  World Omni  Financial  Corp.  and World Omni Auto
Receivables LLC wish to set forth the terms pursuant to which World Omni
Financial Corp. will sell the Receivables to World Omni Auto Receivables LLC.

                  NOW, THEREFORE, in consideration of the foregoing, other good and valuable consideration and the mutual terms and covenants contained herein, the parties hereto agree as follows:

                                   ARTICLE I

                               Certain Definitions
                               -------------------

                  Terms not defined in this Agreement shall have the meaning set forth in the Sale and Servicing Agreement or the Indenture, as applicable. As used in this Agreement, the following terms shall, unless the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms of the terms defined):

                  "Agreement" shall mean this Receivables Purchase Agreement, as the same may be amended and supplemented from time to time.

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                  "Assignment" shall mean the document of assignment
substantially in the form of Exhibit A.

                  "Certificates" shall mean the Trust Certificates (as defined in the Trust Agreement).

                  "Certificateholders" shall mean the holders of Certificates.

                  "Closing Date" shall mean December 13, 2001.

                  "Collections" shall mean all amounts collected by the Servicer
(from whatever source) on or with respect to the Receivables.

                  "Cutoff Date" means the close of business on November 30, 2001.

                  "Final Prospectus" shall mean the prospectus dated December 5, 2001, as supplemented by the final prospectus supplement dated December 5, 2001 relating to the Notes.

                  "Indenture" shall mean the Indenture, dated as of the date hereof, between the Trust and JPMorgan Chase Bank, as trustee (the "Indenture
Trustee"), as the same may be amended and supplemented from time to time.

                  "Noteholders" shall mean the holders of the Notes.

                  "Owner Trustee" shall mean The Bank of New York, a New York banking corporation, its successors and assigns.

                  "Preliminary Prospectus" shall mean the prospectus, dated
December 3, 2001, as supplemented by the preliminary prospectus supplement dated
December 3, 2001, relating to the Notes.

                  "Purchaser"  shall mean World Omni Auto  Receivables LLC, a
Delaware limited liability company, its successors and assigns.

                  "Receivable" shall mean any Contract listed on Schedule I hereto (which Schedule may be in the form of microfiche), as such Schedule may be amended from time to time.

                  "Repurchase Event" shall have the meaning specified in Section
6.02.

                  "Sale and Servicing Agreement" shall mean the Sale and Servicing Agreement, dated as of the date hereof, among the Trust, the Purchaser and the Seller as the same may be amended and supplemented from time to time.

                  "Schedule of Receivables" shall mean the list of Receivables annexed hereto as Schedule I, as such Schedule may be amended from time to time.

                  "Seller" shall mean World Omni Financial Corp., a Florida corporation, its successors and assigns.

                                        2

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          "Trust Agreement" shall mean the Trust Agreement, dated as of the date hereof, among the Purchaser, The Bank of New York (Delaware) and The Bank of New
York, as the owner trustee, as the same may be amended and supplemented from time to time.

                                   ARTICLE II

                            Conveyance of Receivables
                            --------------------------

        SECTION 2.01    Conveyance of Receivables. In consideration of the
                        -------------------------
Purchaser's delivery to or upon the order of the Seller of the Purchase Price, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (subject to the obligations of the Seller herein), all right, title and interest of the Seller, whether now owned or hereafter acquired, and wherever located, in and to the following (but none of the obligations of the Seller with respect to):

          (a) the Receivables (all of which are identified in the Seller's computer files by a code indicating the Receivables are owned by the Trust and pledged to the Indenture Trustee) and all monies received thereon after the Cutoff Date;

          (b)   the security interests in, and the liens on, the Financed
Vehicles granted by Obligors in connection with the Receivables and any other interest of the Seller in the Financed Vehicles;

          (c) any proceeds with respect to the Receivables from claims on any physical damage, credit life or disability insurance policies covering the Financed Vehicles or Obligors;

          (d) any Financed Vehicle that shall have secured a Receivable and shall have been acquired by or on behalf of the Seller, the Purchaser, or, upon the assignment contemplated by the Sale and Servicing Agreement, the Servicer or the Trust;

          (e) all "accounts," "chattel paper," "general intangibles" and "promissory notes" (as such terms are defined in the Uniform Commercial Code as from time to time in effect) constituting or relating to the foregoing; and

          (f) the proceeds of any and all of the foregoing; provided, however, that the foregoing items (a) through (f) shall not include the Purchase Price.

        SECTION 2.02    Purchase Price. In consideration for the purchase of the
                        --------------
Receivables and related assets pursuant to Section 2.01 hereof, Purchaser shall pay to Seller on the Closing Date an amount equal to $815,002,649.43 (the
"Purchase Price") and Seller shall execute and deliver to Purchaser an
Assignment in the form set forth as Exhibit A hereto with respect to such
Receivables and related assets. On the Closing Date, a portion of the Purchase
Price payable on such date equal to approximately $794,993,815.54 shall be paid to Purchaser in immediately available funds and the balance of the Purchase
Price ($20,008,833.89) shall be recorded as a capital contribution to Purchaser from Seller.

        SECTION 2.03    Intention of Parties. It is the intention of the Seller
                        --------------------
and the Purchaser that the assignment and transfer contemplated herein constitute (and shall be construed

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and treated for all purposes as) a true and complete sale of the Receivables and other property specified in Section 2.01 hereof, conveying good title thereto free and clear of any liens and encumbrances, from the Seller to the Purchaser.
However, in the event that such conveyance is deemed to be a pledge to secure a loan (in spite of the express intent of the parties hereto that this conveyance constitutes, and shall be construed and treated for all purposes, as a true and complete sale), the Seller hereby grants to the Purchaser a first priority perfected security interest in all of the Seller's right, title and interest in, to and under the Receivables and other property specified in Section 2.01 hereof whether now existing or hereafter created to secure the loan deemed to be made in connection with such pledge and, in such event, this Agreement shall constitute a security agreement under applicable law.

        SECTION 2.04    The Closing. The sale and purchase of the Receivables
                        -----------
shall take place at a closing (the "Closing") at the offices of Kirkland & Ellis in New York, New York on the Closing Date, simultaneously with the closings under (a) the Sale and Servicing Agreement and (b) the Indenture.

                                  ARTICLE III

                         Representations and Warranties
                         ------------------------------

        SECTION 3.01    Representations and Warranties of the Purchaser. The
                        -----------------------------------------------
Purchaser hereby represents and warrants to the Seller as of the Closing Date:

             (a) Organization and Good Standing. The Purchaser has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to acquire and own the Receivables.

             (b) Due Qualification. The Purchaser is duly qualified to do business as a foreign limited liability company in good standing, and has obtained all necessary material licenses and approvals, in all jurisdictions in which the ownership or lease of its property or the conduct of its business shall require such qualifications, except where the failure to be so qualified or to have obtained such licenses or approvals would not have a material adverse effect on the Purchaser's earnings, business affairs or business prospects.

             (c) Power and Authority. The Purchaser has the requisite power and authority to execute and deliver this Agreement and to carry out its terms, and the execution, delivery and performance of this Agreement have been duly authorized by the Purchaser by all necessary action.

             (d) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not
(i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the limited liability company agreement of the Purchaser; (ii) breach, conflict with or violate any of the material terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement or other instrument to which the Purchaser is a

                                        4

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party or by which it is bound; (iii) result in the creation or imposition of any
Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than the Sale and Servicing Agreement, the Indenture and the Trust Agreement); or (iv), to the best of the Purchaser's knowledge, violate any order, rule or regulation applicable to the Purchaser of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Purchaser or its properties except, in the case of clauses (ii), (iii) and (iv), for such breaches, defaults, conflicts, liens or violations that would not have a material adverse effect on the Purchaser's earnings, business affairs or business prospects.

             (e) No Proceedings. To the best of the Purchaser's knowledge, there are no proceedings or investigations pending or threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Purchaser or its properties: (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, (iii) seeking any determination or ruling that could reasonably be expected to materially and adversely affect the performance by the Purchaser of its obligations under, or the validity or enforceability of, this Agreement or (iv) which could reasonably be expected to adversely affect the federal or state income tax attributes of the Notes or the Certificates.

        SECTION 3.02     Representations and Warranties of the Seller.  (a) The
                         --------------------------------------------
Seller hereby represents and warrants to the Purchaser as of the Closing Date:

                   (i) Organization and Good Standing. The Seller has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Florida, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to acquire and own the Receivables.

                   (ii) Due Qualification. The Seller is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary material licenses and approvals, in all jurisdictions in which the ownership or lease of its property or the conduct of its business shall require such qualifications, except where the failure to be so qualified or to have obtained such licenses or approvals would not have a material adverse effect on the Seller's earnings, business affairs or business prospects.

                   (iii) Power and Authority. The Seller has the corporate power and authority to execute and deliver this Agreement and to carry out its terms;
and the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action.

                   (iv) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not
(i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Seller, (ii) breach, conflict with or violate any of the material terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement or other instrument to which the Seller is a party or by which it is bound; (iii) result in the creation or imposition of any Lien upon any of

                                        5

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its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement); or (iv), to the best of the Seller's knowledge, violate any order, rule or regulation applicable to the Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties except, in the case of clauses (ii), (iii) and (iv), for such breaches, defaults, conflicts, liens or violations that would not have a material adverse effect on the Seller's earnings, business affairs or business prospects.

                (v) No Proceedings. To the Seller's best knowledge, there are no proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties: (A) asserting the invalidity of this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, (C) seeking any determination or ruling that could reasonably be expected to materially and adversely affect the performance by the Seller of its obligations under or the validity or enforceability of, this Agreement or (D) relating to the Seller and which could reasonably be expected to adversely affect the federal or state income tax attributes of the Notes or the Certificates.

        (b) The Seller agrees that the representations and warranties in this Section 3.02 shall be conveyed by the Purchaser to the Issuer under the Sale and Servicing Agreement, and pledged by the Issuer to the Indenture
Trustee. The Seller further agrees that any such Person to whom such rights are conveyed may enforce any and all remedies for the breach thereof directly against the Seller. The Seller agrees that the Purchaser may rely on such representations and warranties in accepting the Receivables.

                                   ARTICLE IV

                                   Conditions
                                   ----------

SECTION 4.01      Conditions to Obligation of the Purchaser. The obligation of
                  -----------------------------------------
the Purchaser to purchase the Receivables is subject to the satisfaction of the following conditions:

        (a) Representations and Warranties True. The representations and warranties of the Seller hereunder shall be true and correct in all material respects on the Closing Date, and the Seller shall have performed in all material respects all obligations to be performed by it hereunder on or prior to the Closing Date.

        (b)  Documents To Be Delivered by the Seller at the Closing.

             (i) The Assignment. At the Closing, the Seller will execute and deliver an Assignment substantially in the form of Exhibit A hereto.

             (ii) Evidence of UCC Filing. On or prior to the Closing Date, the Seller shall record and file, at its own expense, a UCC-1 financing statement in each jurisdiction required by applicable law, naming the Seller as seller or debtor, and naming the Purchaser as purchaser or secured party, describing the Receivables and the other property conveyed hereby, meeting the requirements of the laws of each such jurisdiction and in such manner as is necessary to perfect the sale, transfer, assignment and conveyance of such Receivables to the

                                        6

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Purchaser. The Seller shall deliver a file-stamped copy or other evidence satisfactory to the Purchaser of such filing to the Purchaser on or prior to the Closing Date.

                (iii)   Schedule of Receivables. On or prior to the Closing
Date, the Seller shall deliver the Schedule of Receivables.

                (iv) Other Documents. Such other documents as the Purchaser may reasonably request.

           (c) As a condition for the sale hereunder, the Seller agrees to make the representations and warranties to the Purchaser in respect of the Receivables set forth in Section 3.01 of the Sale and Servicing Agreement, and in that connection agrees to execute the Sale and Servicing Agreement. The
Seller agrees that the Purchaser may rely on such representations and warranties in accepting the Receivables.

           (d) Other Transactions. The transactions contemplated by the Sale and Servicing Agreement, the Indenture and the Trust Agreement to be consummated on the Closing Date shall be consummated on such date.

        SECTION 4.02  Conditions to Obligation of the Seller. The obligation of
                      --------------------------------------
the Seller to sell the Receivables to the Purchaser is subject to the satisfaction of the following conditions:

           (a) Representations and Warranties True. The representations and warranties of the Purchaser hereunder shall be true and correct in all material respects on the Closing Date, and the Purchaser shall have performed in all material respects all obligations to be performed by it hereunder on or prior to the Closing Date.

           (b) Receivables Purchase Price. On the Closing Date, the Purchaser shall have delivered to the Seller the Purchase Price.

                                   ARTICLE V

                             Covenants of the Seller
                             -----------------------

           The Seller agrees with the Purchaser as follows:

        SECTION 5.01  Protection of Right, Title and Interest. (a) Filings. The
                      ---------------------------------------
Seller shall cause all financing statements and continuation statements and any other necessary documents perfecting the right, title and interest of the Seller and the Purchaser, respectively, in and to the Receivables and the other property conveyed hereby to be promptly filed and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Purchaser hereunder in and to the Receivables and the other property conveyed hereby. The Seller hereby authorizes the filing of such financing statements and ratifies any such financing statements filed prior to the date hereof. The Seller shall deliver to the Purchaser file stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

                                        7

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                  (b) Name Change. The Seller shall not change its name,
identity or corporate structure in any manner that could reasonably be expected to make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of Section
9-506 of the UCC, unless it shall have given the Purchaser at least five days'
prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

                  (c) Relocation. The Seller shall give the Purchaser at least
60 days' prior written notice of any relocation of its principal executive office or jurisdiction of formation if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment or new financing statement.

                  (d) Notice. If at any time the Seller shall propose to sell, grant a security interest in, or otherwise transfer any interest in any Contract to any prospective purchaser, lender or other transferee, the Seller shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold to and is owned by the Purchaser.

        SECTION 5.02   Other Liens or Interests. Except for the conveyances
                       ------------------------
hereunder and under the Sale and Servicing Agreement, the Indenture, the Trust
Agreement and the other Basic Documents, the Seller will not sell, pledge, assign or transfer to any Person, or grant, create, incur, assume or suffer to exist any Lien on, or any interest in, to or under the Receivables except for
Liens that will be released contemporaneously with the transfer of the
Receivables from the Seller to the Purchaser, and the Seller shall defend the right, title and interest of the Purchaser in, to and under the Receivables against all claims of third parties claiming through or under the Seller;
provided, however, that the Seller's obligations under this Section shall terminate upon the termination of the Trust pursuant to the Trust Agreement.

        SECTION 5.03   Indemnification. The Seller shall indemnify the Purchaser
                       ---------------
for any liability resulting from (i) the failure of a Receivable to be originated in compliance in all material respects with all requirements of applicable federal, state and local laws and regulations thereunder, including usury laws, the federal Truth-in-Lending Act, the Equal Credit Opportunity Act,
the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the
Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal
Reserve Board's Regulations B and Z, and State adaptations of the National
Consumer Act and of the Uniform Consumer Credit Code, and other consumer credit laws and equal credit opportunity and disclosure laws and (ii) for any breach of any of its representations and warranties contained herein and for any failure by the Seller to comply with its obligations under Sections 5.01 and 5.02 hereof, provided that the Seller's repurchase obligation as set forth in Section
3.02 of the Sale and Servicing Agreement for a breach of representations and warranties set forth in Section 3.01 thereof is the sole remedy therefor, except with respect to matters set forth in (i) above. These indemnity obligations shall be in addition to any obligation that the Seller may otherwise have.

                                        8

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                                   ARTICLE VI

                            Miscellaneous Provisions
                            ------------------------

        SECTION 6.01    Obligations of Seller. The obligations of the Seller
                        ---------------------
under this Agreement shall not be affected by reason of any invalidity, illegality or irregularity of any Receivable.

        SECTION 6.02    Repurchase Events. The Seller agrees to repurchase
                        -----------------
Receivables materially and adversely affected by a breach of the representations and warranties set forth in Section 3.01 of the Sale and Servicing Agreement, all in the manner set forth in Section 3.02 of such agreement (each, a
"Repurchase Event"), and in that connection agrees to execute the Sale and
Servicing Agreement. This repurchase obligation of the Seller shall constitute the sole remedy of the Purchaser, the Trust, the Indenture Trustee, the
Noteholders, the Owner Trustee or the Certificateholders against the Seller with respect to any Repurchase Event.

        SECTION 6.03    Purchaser Assignment of Repurchased Receivables. With
                        -----------------------------------------------
respect to all Receivables repurchased by the Seller pursuant to this Agreement, the Purchaser shall assign, without recourse, representation or warranty, to the
Seller all the Purchaser's right, title and interest in and to such Receivables and all security and documents relating thereto.

        SECTION 6.04    The Trust. The Seller acknowledges and agrees that (a)
                        ---------
the Purchaser will, pursuant to the Sale and Servicing Agreement, sell the
Receivables to the Trust and assign its rights under this Agreement to the Trust and (b) the Trust will, pursuant to the Indenture, grant the Receivables and its rights under this Agreement and the Sale and Servicing Agreement to the
Indenture Trustee on behalf of the Noteholders. The Seller hereby consents to all such sales and assignments and agrees that the Trust or, if pursuant to the
Indenture, the Indenture Trustee, may exercise the rights of the Purchaser and enforce the obligations of the Seller hereunder directly and without the consent of the Purchaser.

        SECTION 6.05    Amendment. This Agreement may be amended from time to
                        ---------
time, upon (i) satisfaction of the Rating Agency Condition and (ii) delivery by the Seller of an officer's certificate stating such amendment will not materially and adversely affect the interest of any Noteholder or
Certificateholder, by a written amendment duly executed and delivered by the
Seller and the Purchaser, to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to add any other provision with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this
Agreement or the Sale and Servicing Agreement, the Trust Agreement or the
Indenture or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders in the Trust
or Receivables. This Agreement may also be amended by the Seller and the
Purchaser, with the consent of the holders of Notes evidencing not less than 50%
of the Outstanding Amount of the Controlling Securities if their interests are materially and adversely affected thereby and the holders of Certificates evidencing not less than 50% of the percentage interest of the Certificates if their interests are materially and adversely affected thereby, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of

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the Noteholders or the Certificateholders in the Trust or Receivables; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Receivables or distributions that are required to be made for the benefit of Noteholders or Certificateholders or (ii) reduce the aforesaid percentage of the Notes and Certificates that is required to consent to any such amendment, without the consent of the holders of all the outstanding Notes and Certificates affected thereby.

        SECTION 6.06    Accountants' Letters. (a) Arthur Andersen will review
                        --------------------
the characteristics of the Receivables and will compare those characteristics to the information with respect to the Receivables contained in the Final
Prospectus; (b) the Seller will cooperate with the Purchaser and Arthur Andersen in making available all information and taking all steps reasonably necessary to permit such accountants to complete the review set forth in clause (a) above;
and (c) Arthur Andersen will deliver to the Purchaser a letter, dated the date of the Final Prospectus, in the form previously agreed to by the Seller and the
Purchaser, with respect to characteristics of the Receivables, the financial and statistical information contained in the Final Prospectus and with respect to such other information as may be agreed in the form of letter.

        SECTION 6.07    Waivers. No failure or delay on the part of the
                        -------
Purchaser, or any assignee of the Purchaser, in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

        SECTION 6.08    Notices. All demands, notices and communications under
                        -------
this Agreement shall be in writing, personally delivered or mailed by certified mail, return receipt requested, or recognized overnight courier or by facsimile confirmed by delivery or mail as described above, and shall be deemed to have been duly given upon receipt (a) in the case of the Seller, to World Omni
Financial Corp., 190 N.W. 12th Avenue, Deerfield Beach, Florida 33442, (954)
429-2200, Attention: Patrick C. Ossenbeck; (b) in the case of the Purchaser, to
World Omni Auto Receivables LLC, 190 N.W. 12th Avenue, Deerfield Beach, Florida
33442, (954) 429-2200, Attention: Patrick C. Ossenbeck; and (c) in the case of the rating agencies: (i) to Moody's Investors Service, 99 Church Street, New
York, New York, 10007, (ii) to Fitch, Inc., One State Street Plaza, New York,
New York, 10004, and (iii) to Standard & Poor's, 55 Water Street, New York, New
York 10041; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

        SECTION 6.09    Costs and Expenses. The Seller shall pay all expenses
                        ------------------
incident to the performance of its obligations under this Agreement and all reasonable and documented out-of-pocket costs and expenses of the Purchaser, excluding fees and expenses of counsel, in connection with the perfection as against third parties of the Purchaser's right, title and interest in and to the
Receivables and the enforcement of any obligation of the Seller hereunder.

        SECTION 6.10    Representations of the Seller and the Purchaser. The
                        -----------------------------------------------
respective agreements, representations, warranties and other statements by the
Seller and the Purchaser set forth in or made pursuant to this Agreement shall remain in full force and effect and will survive the sales and assignments referred to in Section 6.04.

                                       10


     SECTION 6.11  Confidential Information. The Purchaser agrees that it will
                   ------------------------
neither use nor disclose to any Person the names and addresses of the Obligors, except in connection with the enforcement of the Purchaser's rights hereunder, under the Receivables, under the Sale and Servicing Agreement, the Indenture, the Trust Agreement or any other Basic Document or as required by any of the foregoing or by law.

     SECTION 6.12  Headings and Cross-references. The various headings in this
                   -----------------------------
Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to Section names or numbers are to such Sections of this Agreement.

     SECTION 6.13  GOVERNING LAW. THIS AGREEMENT AND THE ASSIGNMENT SHALL BE
                   -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER OR THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION 6.14  Counterparts. This Agreement may be executed in two or more
                   ------------
counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers duly authorized as of the date and year first above written.

                                               WORLD OMNI FINANCIAL CORP.,
                                               Seller


                                               By:  /s/ Alan Kirschenbaum
                                                    ---------------------------
                                               Name: Alan Kirschenbaum
                                               Title: Assistant Treasurer


                                               WORLD OMNI AUTO RECEIVABLES LLC,
                                               Purchaser

                                               By:  /s/ Alan Kirschenbaum
                                               -------------------------------
                                               Name: Alan Kirschenbaum
                                               Title: Assistant Treasurer


                                                 Receivables Purchase Agreement

                                                                       Exhibit A

                                   ASSIGNMENT

     For value received, in accordance with the Receivables Purchase Agreement dated as of December 13, 2001 between WORLD OMNI FINANCIAL CORP. (the "Seller") and WORLD OMNI AUTO RECEIVABLES LLC (the "Purchaser"), the Seller does hereby sell, assign, transfer and otherwise convey unto the Purchaser, without recourse (subject to the obligations of the Seller in the Receivables Purchase Agreement), all right, title and interest of the Seller in and to (but none of the obligations of the Seller with respect to: (a) the Receivables (all of which are identified in the Seller's computer files by a code indicating the Receivables are owned by the Trust and pledged to the Indenture Trustee) and all monies received thereon after the Cutoff Date; (b) the security interests in, and the liens on, the Financed Vehicles granted by Obligors in connection with the Receivables and any other interest of the Seller in the Financed Vehicles;
(c) any proceeds with respect to the Receivables from claims on any physical damage, credit life or disability insurance policies covering the Financed Vehicles or Obligors; (d) any Financed Vehicle that shall have secured a Receivable and shall have been acquired by or on behalf of the Seller, the Purchaser, or, upon the assignment contemplated by the Sale and Servicing Agreement, the Servicer or the Trust; (e) all "accounts," "chattel paper," "general intangibles" and "promissory notes" (as such terms are defined in the Uniform Commercial Code as from time to time in effect) constituting or relating to the foregoing; and (f) the proceeds of any and all of the foregoing; provided, however, that the foregoing items (a) through (f) shall not include the Purchase Price. The foregoing sale does not constitute and is not intended to result in any assumption by the Purchaser of any obligation of the undersigned to the obligors, insurers, dealers or any other person in connection with the Receivables, any insurance policies or any agreement or instrument relating to any of them.

     This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Receivables Purchase Agreement.

     Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Receivables Purchase Agreement.

                  IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed as of the date and year first written above.

                                                WORLD OMNI FINANCIAL CORP.,



                                                By:  __________________________
                                                Name:
                                                Title:

                                   SCHEDULE I

                             Schedule of Receivables
                             -----------------------

                 [To Be Delivered on or before the Closing Date]